UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2008
IndieMV Media Group, Inc.
(Exact name of registrant as specified in its charter)
Nevada	000-52492	98-0461476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 302, 1275 Hamilton Street		V6B 1E2
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		778-737-8228
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 22, 2008, Mr. Adrian J. Palmer resigned as a director of our company and on December 30, 2008, Mr. Sherwin Lim resigned as a director of our company.

Our board of directors now consists of Ricardo E. Khayatte, Jr. and Andrew Hamilton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIEMV MEDIA GROUP, INC.

/s/ Ricardo Khayette, Jr.
Ricardo Khayatte, Jr.
President
Date: December 30, 2008